Commitments and Contingencies	6 Months Ended
Mar. 31, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17 — COMMITMENTS AND CONTINGENCIES

From time to time, the Company may become a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the six months ended March 31, 2026 and 2025, the Company did not have any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

The Company has an ongoing CIP project associated with the construction of a new manufacturing facility. As of March 31, 2026, future minimum capital expenditures on the Company’s CIP project amounted to approximately $13.9 million, among which, approximately $3.6 million is required for the next 12 months from the date of this report (see Note 10).

On May 6, 2021, the Company entered into a real estate property purchase agreement with Jiangxi Yueshang, pursuant to which Jiangxi Yueshang agreed to sell, and the Company agreed to purchase, certain residential apartments and commercial office space totaling 2,749.30 square meters for a total purchase price of RMB32 million (approximately $4.6 million). As of March 31, 2026, the Company had made a prepayment of RMB16 million (approximately $2.3 million) to Jiangxi Yueshang. The Real Estate Ownership Certificate for the property is currently being processed, and the remaining balance of RMB16 million (approximately $2.3 million) will be payable upon receipt of the Real Estate Ownership Certificate (see Note 11).